EXHIBIT 24

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, EDWARD T. TOKAR, a Director of CH Energy Group, Inc. ("Corporation"), have made, constituted and appointed, and by these presents do make, constitute and appoint KIMBERLY J. WRIGHT, STEVEN V. LANT, and JOHN E. GOULD, and each of them, my true and lawful attorneys, for me and in my name, place and stead, and in my office and capacity as aforesaid, to sign and file the Corporation's Annual Report, on Form 10-K, for the year ended December 31, 2012, with the Securities and Exchange Commission, pursuant to the applicable provisions of the Securities Exchange Act of 1934, together with any and all amendments and supplements to said Annual Report and any and all other documents to be signed and filed with the Securities and Exchange Commission in connection therewith, hereby granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in the premises as fully, to all intents and purposes, as I might or could do if personally present, hereby ratifying and confirming in all respects all that said attorneys or any of them may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have set my hand and seal this 20th day of February, 2013.

/s/ Edward T. Tokar	L.S.

STATE OF NEW YORK	)
: ss.:
COUNTY OF DUTCHESS	)

On this 20th day of February, 2013, before me personally came EDWARD T. TOKAR to me known and known to me to be the individual described in and who executed the foregoing instrument, and duly acknowledged to me that he executed the same.

/s/ Donna M. Giametta
Notary Public

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, ERNEST R. VEREBELYI, a Director of CH Energy Group, Inc. ("Corporation"), have made, constituted and appointed, and by these presents do make, constitute and appoint KIMBERLY J. WRIGHT, STEVEN V. LANT, and JOHN E. GOULD, and each of them, my true and lawful attorneys, for me and in my name, place and stead, and in my office and capacity as aforesaid, to sign and file the Corporation's Annual Report, on Form 10-K, for the year ended December 31, 2012, with the Securities and Exchange Commission, pursuant to the applicable provisions of the Securities Exchange Act of 1934, together with any and all amendments and supplements to said Annual Report and any and all other documents to be signed and filed with the Securities and Exchange Commission in connection therewith, hereby granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in the premises as fully, to all intents and purposes, as I might or could do if personally present, hereby ratifying and confirming in all respects all that said attorneys or any of them may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have set my hand and seal this 20th day of February, 2013.

/s/ Ernest R. Verebelyi	L.S.

STATE OF NEW YORK	)
: ss.:
COUNTY OF DUTCHESS	)

On this 20th day of February, 2013, before me personally came ERNEST R. VEREBELYI to me known and known to me to be the individual described in and who executed the foregoing instrument, and duly acknowledged to me that he executed the same.

/s/ Donna M. Giametta
Notary Public

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, JEFFREY D. TRANEN, a Director of CH Energy Group, Inc. ("Corporation"), have made, constituted and appointed, and by these presents do make, constitute and appoint KIMBERLY J. WRIGHT, STEVEN V. LANT, and JOHN E. GOULD, and each of them, my true and lawful attorneys, for me and in my name, place and stead, and in my office and capacity as aforesaid, to sign and file the Corporation's Annual Report, on Form 10-K, for the year ended December 31, 2012, with the Securities and Exchange Commission, pursuant to the applicable provisions of the Securities Exchange Act of 1934, together with any and all amendments and supplements to said Annual Report and any and all other documents to be signed and filed with the Securities and Exchange Commission in connection therewith, hereby granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in the premises as fully, to all intents and purposes, as I might or could do if personally present, hereby ratifying and confirming in all respects all that said attorneys or any of them may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have set my hand and seal this 20th day of February, 2013.

/s/ Jeffrey D. Tranen	L.S.

STATE OF NEW YORK	)
: ss.:
COUNTY OF DUTCHESS	)

On this 20th day of February, 2013, before me personally came JEFFERY D. TRANEN to me known and known to me to be the individual described in and who executed the foregoing instrument, and duly acknowledged to me that he executed the same.

/s/ Donna M. Giametta
Notary Public

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, MARGARITA K. DILLEY, a Director of CH Energy Group, Inc. ("Corporation"), have made, constituted and appointed, and by these presents do make, constitute and appoint KIMBERLY J. WRIGHT, STEVEN V. LANT, and JOHN E. GOULD, and each of them, my true and lawful attorneys, for me and in my name, place and stead, and in my office and capacity as aforesaid, to sign and file the Corporation's Annual Report, on Form 10-K, for the year ended December 31, 2012, with the Securities and Exchange Commission, pursuant to the applicable provisions of the Securities Exchange Act of 1934, together with any and all amendments and supplements to said Annual Report and any and all other documents to be signed and filed with the Securities and Exchange Commission in connection therewith, hereby granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in the premises as fully, to all intents and purposes, as I might or could do if personally present, hereby ratifying and confirming in all respects all that said attorneys or any of them may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have set my hand and seal this 20th day of February, 2013.

/s/ Margarita K. Dilley	L.S.

STATE OF NEW YORK	)
: ss.:
COUNTY OF DUTCHESS	)

On this 20th day of February, 2013, before me personally came MARGARITA K. DILLEY to me known and known to me to be the individual described in and who executed the foregoing instrument, and duly acknowledged to me that she executed the same.

/s/ Donna M. Giametta
Notary Public

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, MANUEL J.  IRAOLA, a Director of CH Energy Group, Inc. ("Corporation"), have made, constituted and appointed, and by these presents do make, constitute and appoint KIMBERLY J. WRIGHT, STEVEN V. LANT, and JOHN E. GOULD, and each of them, my true and lawful attorneys, for me and in my name, place and stead, and in my office and capacity as aforesaid, to sign and file the Corporation's Annual Report, on Form 10-K, for the year ended December 31, 2012, with the Securities and Exchange Commission, pursuant to the applicable provisions of the Securities Exchange Act of 1934, together with any and all amendments and supplements to said Annual Report and any and all other documents to be signed and filed with the Securities and Exchange Commission in connection therewith, hereby granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in the premises as fully, to all intents and purposes, as I might or could do if personally present, hereby ratifying and confirming in all respects all that said attorneys or any of them may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have set my hand and seal this 20th day of February, 2013.

/s/ Manuel J. Iraola	L.S.

STATE OF NEW YORK	)
: ss.:
COUNTY OF DUTCHESS	)

On this 20th day of February, 2013, before me personally came MANUEL J. IRAOLA to me known and known to me to be the individual described in and who executed the foregoing instrument, and duly acknowledged to me that he executed the same.

/s/ Donna M. Giametta
Notary Public

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, STANLEY J. GRUBEL, a Director of CH Energy Group, Inc. ("Corporation"), have made, constituted and appointed, and by these presents do make, constitute and appoint KIMBERLY J. WRIGHT, STEVEN V. LANT, and JOHN E. GOULD, and each of them, my true and lawful attorneys, for me and in my name, place and stead, and in my office and capacity as aforesaid, to sign and file the Corporation's Annual Report, on Form 10-K, for the year ended December 31, 2012, with the Securities and Exchange Commission, pursuant to the applicable provisions of the Securities Exchange Act of 1934, together with any and all amendments and supplements to said Annual Report and any and all other documents to be signed and filed with the Securities and Exchange Commission in connection therewith, hereby granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in the premises as fully, to all intents and purposes, as I might or could do if personally present, hereby ratifying and confirming in all respects all that said attorneys or any of them may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have set my hand and seal this 20th day of February, 2013.

/s/ Stanley J. Grubel	L.S.

STATE OF NEW YORK	)
: ss.:
COUNTY OF DUTCHESS	)

On this 20th day of February, 2013, before me personally came STANLEY J. GRUBEL to me known and known to me to be the individual described in and who executed the foregoing instrument, and duly acknowledged to me that he executed the same.

/s/ Donna M. Giametta
Notary Public

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, STEVEN M. FETTER, a Director of CH Energy Group, Inc. ("Corporation"), have made, constituted and appointed, and by these presents do make, constitute and appoint KIMBERLY J. WRIGHT, STEVEN V. LANT, and JOHN E. GOULD, and each of them, my true and lawful attorneys, for me and in my name, place and stead, and in my office and capacity as aforesaid, to sign and file the Corporation's Annual Report, on Form 10-K, for the year ended December 31, 2012, with the Securities and Exchange Commission, pursuant to the applicable provisions of the Securities Exchange Act of 1934, together with any and all amendments and supplements to said Annual Report and any and all other documents to be signed and filed with the Securities and Exchange Commission in connection therewith, hereby granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in the premises as fully, to all intents and purposes, as I might or could do if personally present, hereby ratifying and confirming in all respects all that said attorneys or any of them may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have set my hand and seal this 20th day of February, 2013.

/s/ Steven M. Fetter	L.S.

STATE OF NEW YORK	)
: ss.:
COUNTY OF DUTCHESS	)

On this 20th day of February, 2013, before me personally came STEVEN M. FETTER to me known and known to me to be the individual described in and who executed the foregoing instrument, and duly acknowledged to me that he executed the same.

/s/ Donna M. Giametta
Notary Public

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, E. MICHEL KRUSE, a Director of CH Energy Group, Inc. ("Corporation"), have made, constituted and appointed, and by these presents do make, constitute and appoint KIMBERLY J. WRIGHT, STEVEN V. LANT, and JOHN E. GOULD, and each of them, my true and lawful attorneys, for me and in my name, place and stead, and in my office and capacity as aforesaid, to sign and file the Corporation's Annual Report, on Form 10-K, for the year ended December 31, 2012, with the Securities and Exchange Commission, pursuant to the applicable provisions of the Securities Exchange Act of 1934, together with any and all amendments and supplements to said Annual Report and any and all other documents to be signed and filed with the Securities and Exchange Commission in connection therewith, hereby granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in the premises as fully, to all intents and purposes, as I might or could do if personally present, hereby ratifying and confirming in all respects all that said attorneys or any of them may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have set my hand and seal this 21st day of February, 2013.

/s/ E. Michel Kruse	L.S.

STATE OF FLORIDA	)
: ss.:
COUNTY OF NASSAU	)

On this 21st day of February, 2013, before me personally came E. MICHEL KRUSE to me known and known to me to be the individual described in and who executed the foregoing instrument, and duly acknowledged to me that he executed the same.

/s/ Jo Ann Peek
Notary Public

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, KIMBERLY J. WRIGHT, Vice President  - Accounting and Controller of CH Energy Group, Inc. ("Corporation"), have made, constituted and appointed, and by these presents do make, constitute and appoint STEVEN V. LANT, CHRISTOPHER M. CAPONE, and JOHN E. GOULD, and each of them, my true and lawful attorneys, for me and in my name, place and stead, and in my office and capacity as aforesaid, to sign and file the Corporation's Annual Report, on Form 10-K, for the year ended December 31, 2012, with the Securities and Exchange Commission, pursuant to the applicable provisions of the Securities Exchange Act of 1934, together with any and all amendments and supplements to said Annual Report and any and all other documents to be signed and filed with the Securities and Exchange Commission in connection therewith, hereby granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in the premises as fully, to all intents and purposes, as I might or could do if personally present, hereby ratifying and confirming in all respects all that said attorneys or any of them may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have set my hand and seal this 20th day of February, 2013.

/s/ Kimberly J. Wright	L.S.

STATE OF NEW YORK	)
: ss.:
COUNTY OF DUTCHESS	)

On this 20th day of February, 2013, before me personally came KIMBERLY J. WRIGHT to me known and known to me to be the individual described in and who executed the foregoing instrument, and duly acknowledged to me that she executed the same.

/s/ Donna M. Giametta
Notary Public

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, STEVEN V. LANT, Chairman, President and Chief Executive Officer, Principal Executive Officer, and a Director of CH Energy Group, Inc. ("Corporation"), have made, constituted and appointed, and by these presents do make, constitute and appoint KIMBERLY J. WRIGHT, CHRISTOPHER M. CAPONE, and JOHN E. GOULD, and each of them, my true and lawful attorneys, for me and in my name, place and stead, and in my office and capacity as aforesaid, to sign and file the Corporation's Annual Report, on Form 10-K, for the year ended December 31, 2012, with the Securities and Exchange Commission, pursuant to the applicable provisions of the Securities Exchange Act of 1934, together with any and all amendments and supplements to said Annual Report and any and all other documents to be signed and filed with the Securities and Exchange Commission in connection therewith, hereby granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in the premises as fully, to all intents and purposes, as I might or could do if personally present, hereby ratifying and confirming in all respects all that said attorneys or any of them may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have set my hand and seal this 20th day of February, 2013.

/s/ Steven V. Lant	L.S.

STATE OF NEW YORK	)
: ss.:
COUNTY OF DUTCHESS	)

On this 20th day of February, 2013, before me personally came STEVEN V. LANT to me known and known to me to be the individual described in and who executed the foregoing instrument, and duly acknowledged to me that he executed the same.

/s/ Donna M. Giametta
Notary Public

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, CHRISTOPHER M. CAPONE, Executive Vice President and Chief Financial Officer, and an Officer of CH Energy Group, Inc. ("Corporation"), have made, constituted and appointed, and by these presents do make, constitute and appoint KIMBERLY J. WRIGHT, STEVEN V. LANT, and JOHN E. GOULD, and each of them, my true and lawful attorneys, for me and in my name, place and stead, and in my office and capacity as aforesaid, to sign and file the Corporation's Annual Report, on Form 10-K, for the year ended December 31, 2012, with the Securities and Exchange Commission, pursuant to the applicable provisions of the Securities Exchange Act of 1934, together with any and all amendments and supplements to said Annual Report and any and all other documents to be signed and filed with the Securities and Exchange Commission in connection therewith, hereby granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in the premises as fully, to all intents and purposes, as I might or could do if personally present, hereby ratifying and confirming in all respects all that said attorneys or any of them may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have set my hand and seal this 20th day of February, 2013.

/s/ Christopher M. Capone	L.S.

STATE OF NEW YORK	)
: ss.:
COUNTY OF DUTCHESS	)

On this 20th day of February, 2013, before me personally came CHRISTOPHER M. CAPONE to me known and known to me to be the individual described in and who executed the foregoing instrument, and duly acknowledged to me that he executed the same.

/s/ Donna M. Giametta
Notary Public

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, STEVEN V. LANT, Chairman of the Board and Chief Executive Officer, a Principal Executive Officer, and a Director of Central Hudson Gas & Electric Corporation ("Corporation"), have made, constituted and appointed, and by these presents do make, constitute and appoint, CHRISTOPHER M. CAPONE, KIMBERLY J. WRIGHT, and JOHN E. GOULD, and each of them, my true and lawful attorneys, for me and in my name, place and stead, and in my office and capacity as aforesaid, to sign and file the Corporation's Annual Report on Form 10-K for the year ended December 31, 2012, with the Securities and Exchange Commission, as combined with the Annual Report on Form 10-K for the year ended December 31, 2012, of CH Energy Group, Inc., the Corporation's parent corporation, pursuant to the applicable provisions of the Securities Exchange Act of 1934, together with any and all amendments and supplements to said Annual Report and any and all other documents to be signed and filed with the Securities and Exchange Commission in connection therewith, hereby granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in the premises as fully, to all intents and purposes, as I might or could do if personally present, hereby ratifying and confirming in all respects all that said attorneys or any of them may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have set my hand and seal this 20th day of February, 2013.

/s/ Steven V. Lant	L.S.

STATE OF NEW YORK	)
: ss.:
COUNTY OF DUTCHESS	)

On this 20th day of February, 2013, before me personally came STEVEN V. LANT to me known and known to me to be the individual described in and who executed the foregoing instrument, and duly acknowledged to me that he executed the same.

/s/ Donna M. Giametta
Notary Public

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, JAMES P. LAURITO, President and Director of Central Hudson Gas & Electric Corporation ("Corporation"), have made, constituted and appointed, and by these presents do make, constitute and appoint, CHRISTOPHER M. CAPONE, KIMBERLY J. WRIGHT, STEVEN V. LANT, and JOHN E. GOULD, and each of them, my true and lawful attorneys, for me and in my name, place and stead, and in my office and capacity as aforesaid, to sign and file the Corporation's Annual Report on Form 10-K for the year ended December 31, 2012, with the Securities and Exchange Commission, as combined with the Annual Report on Form 10-K for the year ended December 31, 2012, of CH Energy Group, Inc., the Corporation's parent corporation, pursuant to the applicable provisions of the Securities Exchange Act of 1934, together with any and all amendments and supplements to said Annual Report and any and all other documents to be signed and filed with the Securities and Exchange Commission in connection therewith, hereby granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in the premises as fully, to all intents and purposes, as I might or could do if personally present, hereby ratifying and confirming in all respects all that said attorneys or any of them may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have set my hand and seal this 20th day of February, 2013.

/s/ James P. Laurito	L.S.

STATE OF NEW YORK	)
: ss.:
COUNTY OF DUTCHESS	)

On this 20th day of February, 2013, before me personally came JAMES P. LAURITO to me known and known to me to be the individual described in and who executed the foregoing instrument, and duly acknowledged to me that he executed the same.

/s/ Donna M. Giametta
Notary Public

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, KIMBERLY J. WRIGHT, Controller of Central Hudson Gas & Electric Corporation ("Corporation"), have made, constituted and appointed, and by these presents do make, constitute and appoint, CHRISTOPHER M. CAPONE, STEVEN V. LANT, and JOHN E. GOULD, and each of them, my true and lawful attorneys, for me and in my name, place and stead, and in my office and capacity as aforesaid, to sign and file the Corporation's Annual Report on Form 10-K for the year ended December 31, 2012, with the Securities and Exchange Commission, as combined with the Annual Report on Form 10-K for the year ended December 31, 2012, of CH Energy Group, Inc., the Corporation's parent corporation, pursuant to the applicable provisions of the Securities Exchange Act of 1934, together with any and all amendments and supplements to said Annual Report and any and all other documents to be signed and filed with the Securities and Exchange Commission in connection therewith, hereby granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in the premises as fully, to all intents and purposes, as I might or could do if personally present, hereby ratifying and confirming in all respects all that said attorneys or any of them may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have set my hand and seal this 20th day of February, 2013.

/s/ Kimberly J. Wright	L.S.

STATE OF NEW YORK	)
: ss.:
COUNTY OF DUTCHESS	)

On this 20th day of February, 2013, before me personally came KIMBERLY J. WRIGHT to me known and known to me to be the individual described in and who executed the foregoing instrument, and duly acknowledged to me that she executed the same.

/s/ Donna M. Giametta
Notary Public

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, CHRISTOPHER M. CAPONE, Executive Vice President and Chief Financial Officer, and a Director of Central Hudson Gas & Electric Corporation ("Corporation"), have made, constituted and appointed, and by these presents do make, constitute and appoint, KIMBERLY J. WRIGHT, STEVEN V. LANT, and JOHN E. GOULD, and each of them, my true and lawful attorneys, for me and in my name, place and stead, and in my office and capacity as aforesaid, to sign and file the Corporation's Annual Report on Form 10-K for the year ended December 31, 2012, with the Securities and Exchange Commission, as combined with the Annual Report on Form 10-K for the year ended December 31, 2012, of CH Energy Group, Inc., the Corporation's parent corporation, pursuant to the applicable provisions of the Securities Exchange Act of 1934, together with any and all amendments and supplements to said Annual Report and any and all other documents to be signed and filed with the Securities and Exchange Commission in connection therewith, hereby granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in the premises as fully, to all intents and purposes, as I might or could do if personally present, hereby ratifying and confirming in all respects all that said attorneys or any of them may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have set my hand and seal this 20th day of February, 2013.

/s/ Christopher M. Capone	L.S.

STATE OF NEW YORK	)
: ss.:
COUNTY OF DUTCHESS	)

On this 20th day of February, 2013, before me personally came CHRISTOPHER M. CAPONE to me known and known to me to be the individual described in and who executed the foregoing instrument, and duly acknowledged to me that he executed the same.

/s/ Donna M. Giametta
Notary Public

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, CHARLES A. FRENI, JR., Director of Central Hudson Gas & Electric Corporation ("Corporation"), have made, constituted and appointed, and by these presents do make, constitute and appoint, CHRISTOPHER M. CAPONE, KIMBERLY J. WRIGHT, STEVEN V. LANT, and JOHN E. GOULD, and each of them, my true and lawful attorneys, for me and in my name, place and stead, and in my office and capacity as aforesaid, to sign and file the Corporation's Annual Report on Form 10-K for the year ended December 31, 2012, with the Securities and Exchange Commission, as combined with the Annual Report on Form 10-K for the year ended December 31, 2012, of CH Energy Group, Inc., the Corporation's parent corporation, pursuant to the applicable provisions of the Securities Exchange Act of 1934, together with any and all amendments and supplements to said Annual Report and any and all other documents to be signed and filed with the Securities and Exchange Commission in connection therewith, hereby granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in the premises as fully, to all intents and purposes, as I might or could do if personally present, hereby ratifying and confirming in all respects all that said attorneys or any of them may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have set my hand and seal this 20th day of February, 2013.

/s/ Charles A. Freni, Jr.	L.S.

STATE OF NEW YORK	)
: ss.:
COUNTY OF DUTCHESS	)

On this 20th day of February, 2013, before me personally came CHARLES A. FRENI, JR. to me known and known to me to be the individual described in and who executed the foregoing instrument, and duly acknowledged to me that he executed the same.

/s/ Donna M. Giametta
Notary Public